EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Eline Entertainment Group, Inc. (the "Company") on Form 10-KSB for the fiscal period ending October 31, 2002 as filed wthe Securities and Exchange Commission on the date hereof (the "Report"), I, Barry A. Rothman, principal executive and principal accounting of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                        /s/ Barry A. Rothman
                                        Barry A. Rothman
                                        President and Principal Accounting
                                        and Financial Officer
February 13, 2003